Exhibit 99.1

 Investor Presentation  June 7, 2016  POLARIS INDUSTRIES INC.

 CORPORATE OVERVIEW – 2015  2015 Sales by Reporting Segments*   1954 Year Polaris was Founded ~8,100 Employees Worldwide 16 Manufacturing Locations 5 Research & Development Centers ~1,800 Dealers In North America ~1,700 Dealers Outside North America >390,000 Units Shipped Worldwide >100 Countries – Polaris Products Sold   Building a Highly Profitable Global Enterprise  IR JUNE 7 2016  2  Int’l  Canada  United States  Global AdjacentMarkets  Motorcycles  Off-RoadVehicles/Snow  *PG&A included in respective segments  $4.72 BILLION UP 5%      TOTALCOMPANYSALES   2015 Sales by Geography

2015 SALES & NET INCOME



Total Company Sales
($ millions)
+5%
$4,479.6
$4,719.3
FY 2014
FY 2015



Net Income
($ millions)
~Flat
$454.0
$455.4
FY 2014
FY 2015

Grew Full Year Sales 5%; Net income flat

- All businesses gained market share in 2015
- International sales down 5% (up 10% excluding currency)
  - *Constant Currency: EMEA +2%; Latin America +66%; Asia Pacific +21%;*
- Pretax Income included ~$70 million of negative currency

Earnings per share up 2% to $6.75

- Repurchased 2.2 million shares for $294 million
- Net income margin down 49 bps from 2014



FY 2015 Sales
by Reporting Segments
(includes respective PG&A)
ORV / Snowmobiles
78%
15%
Motorcycles
7%
Adjacent Markets

Grew Market Share in All Businesses Despite Tough Economic Headwinds

IR JUNE 7 2016 3

2015 PERFORMANCE – WHAT HAPPENED?

EXTERNAL FACTORS	INTERNAL FACTORS	WHAT WENT WELL
STRENGTHENING DOLLAR US ↑ Canda ↓ Euro ↓	**PAINT ISSUES** Scout / Slingshot delays	**INDIAN GROWTH** Retail ↑ ~80% for 2015
OIL & AG COMMODITIES DOWN Soft retail in oil states	**INVENTORY TOO HIGH** Factory and Dealer	**SLINGSHOT GROWTH / PROFITABILITY** Sales well north of $100 million in year one
MORE COMPETITIVE OFFERINGS HONDA can-am JOHN DEERE YAMAHA	**INCONSISTENT QUALITY** Recalls	**POWERSPORTS SHARE GAINS** Grew for 7th straight year
MILD WINTER Snowmobile market weak	**POOR FORECASTING / EXECUTION** Guidance revision in Q4	**LEAN / VIP ACCELERATION** Over 900 VIP projects in pipeline

Company Performance Below Expectations

IR JUNE 7 2016
4

POLARIS®

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Strategy and Objectives Remain Valid & Achievable

IR JUNE 7 2016 5

 ORV/Snowmobiles Down Modestly, Motorcycles Unchanged; GAM Increased  6  IR JUNE 7 2016  Global Adjacent Markets  Motorcycles  ORV / Snowmobiles  2016 SALES GUIDANCE BY REPORTING SEGMENTS*  $698.3  Uphigh-teens %(unchanged)  IndianVictorySlingshot  IndianVictorySlingshot  PG&A  PG&A  PG&A  PG&A  W&TDefense   W&TDefense  Up high-single digits %(increased)  Down low to mid-single digits %(decreased)  ORV  ORV  PG&A  PG&A  Snow  $3,708.9  $312.1  ($ millions)  Snow  *Guidance unchanged as disclosed on 4/21/16

POLARIS

OFF-ROAD VEHICLES (ORV)

Best in Powersports PLUS


RANGER
GENERAL
RZR
SPORTSMAN
ACE

Polaris Off-Road Vehicles Sales*

($ millions)
Excludes PG&A

5-Year CAGR +15%


$1,822
$2,226
$2,423
$2,793
$2,748
2011
2012
2013
2014
2015

*2013-2015 reclassified to exclude Defense and Commercial Sales to GAM

Polaris N.A. ORV Market Share


POLARIS
#1
Twice the Nearest Competitor!
2008
2009
2010
2011
2012
2013
2014
2015

2016 Objectives

- Leverage #1 Industry Position – scale
- Eliminate waste, reduce costs – RFM
- On-going innovation for global expansion
- Expand market to new customers
- New leadership: Matt Homan & Craig Scanlon

NEW MY 16.5

POLARIS GENERAL


GENERAL
POLARIS

Polaris Off-Road Maintain #1 Market Share Position in More Competitive Environment

IR JUNE 7 2016 7

POLARIS

MOTORCYCLES

Best in Powersports PLUS



VICTORY



Indian MOTORCYCLE Acquired 2011



SLINGSHOT Est. 2014

Motorcycle Vehicle Sales

($ millions)
Excludes PG&A

5-Year CAGR +50%


$134
$196
$220
$349
$608
2011
2012
2013
2014
2015

Total Motorcycle Market Share 2013 - 2015


Harley-Davidson
↓3.6PTS
2013 to 2015
Indian Motorcycle
↑1.8PTS
2013 to 2015
Japanese Top 4
↓0.5PTS
2013 to 2015
2013 2014 2015
2013 2014 2015
2013 2014 2015

2016 Objectives

Indian® "Legendary" / Victory® "American Muscle"

- Broaden product line
- Expand dealer network
- Accelerate accessories growth



MY'16 Indian Springfield™ (Bagger/Touring)



MY'17 Victory Octane™ (Mid-sized)

Slingshot®

- Broaden consumer base
- Build upon first mover advantage
- Grow globally
- Enhance dealer engagement



MY 16.5 Slingshot® White Pearl SL LE (Moto-Roadster)

Motorcycle Growth Continues; Production Constraints Resolved

IR JUNE 7 2016
8

POLARIS

SNOWMOBILES

Best in Powersports PLUS


RMK
INDY
RUSH
SWITCHBACK
Timbersled

Snowmobile Vehicle Sales

($ millions)
Excludes PG&A

5-Year CAGR +11%


$280
$283
$302
$322
$323
2011
2012
2013
2014
2015

6-Year Market Share Pts. Growth – N.A.

('15/'16 season vs. '09/'10)


8 pts
POLARIS
ski-doo
ARCTIC CAT
YAMAHA

2016 Objectives

- Industry-leading quality
- Grow Timbersled™ category
- Leverage platform commonality
- Continue to grow Market Share
- Introduced 7 new MY'17 snowmobiles in March (+4 Limited Editions)


SnowTrax
TELEVISION
2016
REAL WORLD
SLED OF THE YEAR
POLARIS
800 RUSH
PRO-S

Strong #2 and Gaining Share in N.A.

IR JUNE 7 2016
9

PARTS, GARMENTS & ACCESSORIES (PG&A)

Best in Powersports PLUS

Core Polaris PG&A Brands

Aftermarket Brands

PG&A Sales – All Businesses

($ millions)


5-Year CAGR +18%
$408
$461
$611
$742
$781
2011
2012
2013
2014
2015

FY 2015 Sales by Segment & Category


Motorcycles
11%
Adjacent Markets
7%
ORV / Snowmobiles
82%


Parts
39%
8%
Apparel
Accessories
53%

2016 Objectives

Grow Core PG&A globally

Build aftermarket brands

Expand digital shopping experience

Refine retail transformation model (SMART)



Accessorized *RANGER* Crew® XP-900
With Lock & Ride® Pro-Fit Cab System

Accelerate Core Growth / Broaden Aftermarket Offerings

IR JUNE 7 2016

10

POLARIS

GLOBAL ADJACENT MARKETS

Growth Through Adjacencies


Work & Transportation
Military
GEM
GOUPIL
AIXAM

Global Adjacent Markets Vehicle Sales*

($ millions)
Excludes PG&A

5-Year CAGR +46%


$81
$110
$221
$270
$260
2011
2012
2013
2014
2015

*2013-2015 reclassified to include Defense and Commercial Sales

Work & Transportation / Military ORV Markets

$4+ Billion Market


TAYLOR-DUNN
Industrial
Light Duty Haulers
EQC
AIXAM
MEGA
Golf
People Movers
GEM
GOUPIL

$600+ Million Market


Very-light
Ultra-light
COTS
(Commercial off the shelf)

2016 Objectives

- Aixam grows #1 market share . . . Again
- Expand commercial sales / improved execution
- Leverage installed base
- Add scale / capability through M&A
- Obtain program of record (Military)

TAYLOR-DUNN®
Commercial and Industrial Vehicles Since 1949

Acquired March 2016



Building Businesses for Future Growth / Profitability

IR JUNE 7 2016 11

INTERNATIONAL

Global Market Leadership

International Sales

($ millions)
Includes PG&A

5-Year CAGR +16%



5%
(cc +10%)
$424
$461
$593
$685
$652
2011
2012
2013
2014
2015

2016 Objectives

- Drive motorcycle growth – midsize offerings catalysts
- Effectively leverage Poland operations
- Continue to build emerging market foundation
- Improve execution
- ~1,700 dealers

Opole, Poland Manufacturing Plant



Polaris/Eicher JV - Multix



MULTIX

Hammerhead Off-Road



Hammerhead Off-Road

Overcome Currency Challenges, Grow Share, Leverage Opole

IR JUNE 7 2016
12

POLARIS

LEAN ENTERPRISE

LEAN Enterprise is Competitive Advantage

Lean drives continuous improvement across the business.

Customer Value, Flow, Pull, Standardized Work, Waste Elimination, Built-in Quality and Speed



Consumer & Dealer Pull
1
RFM Commercial Model
2
OUT
3
Plant Lean
IN
Lean Material Flow
4
Lean Product Development
5
Lean Business Process
RFM - Order to Delivery
Dealers
Distribution
Plant Network
Supply Chain
SxS to RFM in 2H 2016
Huntsville Lean
Production Control
Backshops
Assembly
Start of Production Q2 2016
POLARIS
PRODUCTION SYSTEM
>$100 Million VIP Cost Down Opportunity
Lean PDP
Concept
Launch
Improve Quality
Reduce Waste
Improve Speed
Lower Costs
Lean Business Process Improv't

Lean Delivers Sustainable Profitable Growth and Competitive Advantage

IR JUNE 7 2016

13

 750 experienced engineers Industry-leading technology centersWyoming, MNRoseau, MNSwitzerland France (Goupil, Aixam)  R&D Investment Fuels Innovation & Growth  Innovation Vitality Index  R&D Spend  14  IR JUNE 7 2016  RESEARCH & DEVELOPMENT  ($ millions)

POLARIS

NEW MANUFACTURING FACILITY – HUNTSVILLE, AL

LEAN Enterprise is Competitive Advantage


POLARIS




HUNTSVILLE
The Star of Alabama

725,000 sq. ft. manufacturing plant

Initially produce RANGER® SxS; Slingshot® to start in Q3 2016

~1,700 employees at capacity

~$150 million investment

Provides capacity, flexibility and improved efficiencies

Incorporates most advanced lean flow processes and industry-leading technologies

Huntsville Production to Start in Q2 2016 as Planned

IR JUNE 7 2016 15

POLARIS

Q1 2016 Comments

Difficult / Decent Start to Year

Sales & Earnings down- on guidance; Indian outpacing industry; ORV catching up; Recall

Variability too Consistent

Month-to-month, region-to-region demand shifts challenging

Lean Enterprise Traction Building

VIP cost initiatives; Inventory reduction; Standard work & waste elimination

Executing *RZR* Recall Q2 Priority

Customer safety / back to riding #1 focus; Retail & production plans in place

Regain Momentum in Growing Powersports Industry

Aggressively protecting #1 share position

R&D and Growth Investments Ongoing

Products / services and acquisition pipeline active

All Out Assault on Cost & Working to Make Growth Happen

IR JUNE 7 2016 16

 ORV sales softer than previously anticipatedPoor weather, RZR recall, slow dealer floor traffic ORV/Snowmobile segment sales now expected in the range of down high-single to low-double digits %Gross margin pressure due to mix, plus potential increased recall costsGross Margin % trending lower than Q1 2016Dealer inventory health remains a top priorityMotorcycle segment growth expected to continue    17  IR JUNE 7 2016  Q2 2016 Update

Laser Focus on Generating Profitable Growth R&D and technology investments at record levels Huntsville production started; plant network optimization complete Lean/Enterprise Costs on target for gross 300-500 bps gross margin expansion Commercial innovation accelerating to augment product innovation ORV team rebuilding competitive advantage

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2016 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2015 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Non-GAAP Measure - Constant Currency Reporting. This presentation includes information regarding the Company’s 2015 results and 2016 expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations.    18  IR JUNE 7 2016  SAFE HARBOR

APPENDICES

CONSISTENT FINANCIAL PERFORMANCE

Q1 2016 SALES & NET INCOME

Q1 2016 N.A. RETAIL SALES & DEALER INVENTORY

2016 FULL YEAR DETAILED GUIDANCE

2016 FULL YEAR GROSS PROFIT MARGIN GUIDANCE

FOREIGN CURRENCIES EXPOSURES FOR POLARIS

POLARIS FINANCIAL POSITION

FACTORY INVENTORY

TAYLOR-DUNN ACQUISITION

POLARIS CUSTOMER USAGE PROFILES

MANUFACTURING LOCATIONS

IR JUNE 7 2016 20

FINANCIAL STRENGTH & FLEXIBILITY

Sales & Earnings Per Share

($ millions)

5-Year CAGR: Sales ⬆19%, EPS ⬆26%



⬆33%
$2,657
$3.20
2011
⬆21%
$3,210
$4.40
2012
⬆18%
$3,777
$5.40
2013
⬆19%
$4,480
$6.65
2014
⬆5%
$4,719
$6.75
2015
⬇2% to ⬆3%
$6.20 TO $6.80
2016 Guidance
Sales
EPS

Return on Invested Capital



Industry-Leading!
39%
12%
9%
2011
40%
20%
9%
2012
39%
26%
9%
2013
38%
16%
9%
2014
32%
13%
8%
2015
Polaris
Peer Average*
S&P 500 Average

5-Year Total Return

June 2, 2011 – June 2, 2016

(Including Dividend Yield)



72%
Polaris
77%
Peer Avg.*
79%
S&P 500
53%
Russell 2000
66%
DJIA

*PEERS: ACAT, BC, DE, DOO, HOG, WGO, TTC

Dividends & Share Repurchase

($ millions)



Dividend ⬆4%
More Aggressive Share Buyback
$194
2011
$230
2012
$644
2013
$209
2014
$433
2015
2016 Expectations
Dividends
Repurchases

Strong Balance Sheet & Cash Flow Generation

IR JUNE 7 2016 21

 Q1 sales and net income in-line with guidanceORV/Snowmobile sales down 9%; Motorcycles up 18%; Global Adjacent Markets down 5%Results include ~$30 million of additional costs: product liability, warranty, acquisition related costs and severance accrualsEarnings per share decreased 45% to $0.71Gross profit margin down 324 bps from negative currency, mix and higher warrantyN.A. dealer inventory levels down 1%ORV down 10 percent  Q1 Results In-line with

 Expectations  Q1 2016 Net Income  Q1 2016 Sales  21  IR JUNE 7 2016  Q1 2016 SALES & NET INCOME    -5%  -47%    ($ millions)  ($ millions)

 Polaris N.A. retail  6% for Q1 2016 vs. Q1 2015Polaris held Powersports share – remains clear #1North American Industry improved sequentially vs. Q4; Q1  similar to PolarisPolaris Q1 2016 N.A. dealer inventory  1% vs. Q1 2015ORV  10% year-over-year; RANGER®, RZR® and ATVs all declinedMotorcycles  significantly as expected, near targeted levelsSnowmobiles  low-twenties % due to lower snowfall in key regionsRFM business model re-engaged for motorcycles; ATVs working well; SxS to convert in Q4 2016  Retail Improved; Dealer Inventory Down vs. Q1 2015  N.A. Dealer Inventory  Polaris Retail Sales  22  IR JUNE 7 2016  N.A. POWERSPORTS RETAIL SALES: Q1 2016   -12% Existing ORV Models 4% New ORV models 2% Snowmobiles 5% Slingshot/Indian 0% New Dealers -1% Total Increase       -1%

 Earnings Per Share (diluted)  Gross Profit Margin  23  IR JUNE 7 2016  Total Company Sales  2016 Sales & Earnings Guidance Remains Unchanged  Assumptions Protect market shareDealer inventory about flatSegment ExpectationsORV/Snowmobiles low to mid-single digits % (decreased)Motorcycles high-teens % (unchanged)Global Adjacent Markets high-single digits % (increased)  Assumptions F/X = minus ~90 bpsHuntsville start-up Q2’16Commodities positive  AssumptionsF/X = minus ~55¢ per share (unchanged)Share count down ~2% (increased)Net income $ down 1% to 10% (unchanged)  2016 FULL YEAR GUIDANCE (as disclosed on 4/21/16)  2% to 3%(unchanged)  Constant CurrencyFlat to 5%  Constant Currency20 to 30 bps  Constant CurrencyFlat to 9%$6.75 to $7.35  8% to 1%$6.20 to $6.80(unchanged)  70 to 120 bps(Improved)  Other 2016 Expectations  Operating expenses: Up 10 to 30 bps as a % of sales (decreased)Income from financial services: grow faster than total company sales (increased)Income taxes: Approx. 35% of pre-tax income (unchanged)International sales:  low to mid-single digits % (unchanged)PG&A sales:  Grow faster than overall company (unchanged)  ($ millions)

 By Component  Q1 2015 Actual  Q1 2016 Actual  FY 2016 Guidance  Prior period  29.1  28.4%  28.4%  Production volume/capacity      to  Product cost reduction efforts        Commodity costs        Currency rates        Higher selling prices        Product mix        Motorcycle Production Constraints        New plant start-up costs        Warranty costs        Depreciation/Tooling amortization        Sales promotional costs        Current period  28.4%  25.2%  27.2% to 27.7%  Change  -66 bps  -324 bps  Down 70 to 120 bps          By Reporting Segments  Q1 2015 Actual  Q1 2016 Actual  FY 2016 Guidance  ORV/Snowmobiles  32.7%  29.0%    Motorcycles  12.7%  15.3%    Global Adjacent Markets  23.4%  27.5%    Gross Profit Margin  28.4%  25.2%    24  IR JUNE 7 2016  2016 GROSS PROFIT MARGIN GUIDANCE  Improvement to gross profit margin %  Headwind to gross profit margin %  Neutral to gross profit margin %

 Currency Improved Slightly in Q1; Remains Volatile  25  IR JUNE 7 2016  FOREIGN CURRENCY EXPOSURE FOR POLARIS        Foreign Currency Hedging Contracts    Currency Impact on Net Income        Notional   Avg. Exchange  Compared to Prior Year Period  Foreign Currency  CurrencyPosition  Cash FlowExposure Hedged  Amounts(US $ in Millions)  Rate of OpenContracts  FY 2016(Expectation)  Canadian Dollar (CAD)  Long  80%  $193  $0.72 to 1 CAD  Negative  Australian Dollar (AUD)  Long  60%  $22  $0.71 to 1 AUD  Negative  Euro (EUR)  Long   0%  -  -  Negative  Japanese Yen (JPY)  Short  40%  $6  120 Yen to $1  Positive  Mexican Peso (MXN)  Short  90%  $41  17 Peso to $1  Positive  F/X Impacts vs. Prior Year($ in millions)    ActualQ1 2015  ActualQ1 2016    ActualFY 2015  FY 2016 Expectations  Sales    ($32)  ($14)    ($160)  ($75)  Gross Profit    ($12)  ($17)    ($70)  ($75)  Pretax Income    ($16)  ($8)    ($70)  ($55)  Open F/X Hedging Contracts as of March 31, 2016

 POLARIS FINANCIAL POSITION  26  IR JUNE 7 2016  Capital Summary March 2016  Cash Drivers      Fav/(Unfav)March 2015  Cash  $ 145.8  +32%  Debt /Capital Lease Obligations  $ 532.4  (63%)  Shareholders’ Equity  $ 930.9  8%  Total Capital  $1,463.3  23%  Debt to Total Capital   36%  (9%)  2015Operating cash flow up significantlyFactory inventory flat sequentially from Q4’15Increased share repurchases given stock priceCap Ex expected to be slightly higher than 2015Reflects Huntsville, Spirit Lake Investments  Operating Cash Flow  Strong Balance Sheet and Cash Flow Generation  ROIC*  *Defined as trailing 12 months net income divided by average total assets, minus average current liabilities  UpSignificantly    ($ millions)  ($ millions)  ($ millions)  Expectations  Q1 2016 Summary  2016 Expectations

 Inventory Turns Decreasing as Inventory Value Grows at a Faster Rate than Sales  Factory Inventory & Turns  Sales  27  IR JUNE 7 2016  POLARIS SALES GROWTH & FACTORY INVENTORY  ($ millions)  Factory inventory historically growing faster than sales – major focus in 2016Inventory reduction closely tied to Retail Flow Management (RFM)Vehicle platforming, localization of suppliers, reduction of supplier lead-times, distribution network reconfigurationTied incentive compensation to factory inventory reduction targets for executives  ($ millions)  +23%  +18%  +30%  +24%  +33%  +21%  +18%  +19%  +5%  Inventory $ down significantly, Turns Improve  Expectations

 ACQUISITION: TAYLOR-DUNN (3/7/16)  28  IR JUNE 7 2016  Taylor Dunn Product Line  Taylor-Dunn Overview  Leader in light-industrial and commercial vehicles2015 sales: ~1% of total Polaris (80% N.A.)~80 models, ~95% electric ~240 dealers worldwide150+ Employees; HQ and manufacturing in Anaheim, CACustomers: Industrial, warehouse, schools/universitiesBusiness expected to be neutral to 2016 earnings  Established dealer networkLarge installed baseIndustrial market presenceStrong brand recognition  Strategic Fit with Work & Transportation (W&T)  Expands Products and Channel Access to Polaris W&T Business  MSRP – $5,500 to $48,500

POLARIS

POLARIS CUSTOMER USAGE PROFILES

Off-Road Vehicles



Desert/Dunes
Trail Riding
Hunt/Fish
Farm/Ranch
Private Property Maintenance

Motorcycles



Die-Hard "Biker"
Motorcycle Enthusiast
Show-off Rider
Commuter Rider
Weekend Rider

Snowmobiles



On/Off Trail Recreation/ Utility
Trail/ Touring
Off-Trail/ Deep Snow

	RANGER	RZR	GENERAL	SPORTSMAN	ACE	VICTORY / Indian	SLINGSHOT	RMK / INDY / RUSH / SWITCHBACK
AVERAGE AGE	50	43	44	43	47	52	56	42
INCOME	~$100k	~$100k	--	~$90k	~$90k	~$100k - $125k	$160k	~$90k
MALE *FEMALE*	91% *9%*	91% *9%*	98% *2%*	87% *13%*	75% *25%*	90% *10%*	95% *5%*	90% *10%*
PRIMARY USE	Work & Play Farm/Ranch Property Maint. Rec/Trail Hunt	Mostly Play Rec/Trail Dunes Property	Play & Work Rec/Trail Property Farm/Ranch	Work & Play Rec/Trail Property Maint. Hunt	Rec/Trail Hunt Utility	Cruising, Day trips around town Commute	Cruising, Day trips, Commute	Recreation on & off trail

MY15, except GENERAL (MY16)

IR JUNE 7 2016

30

MANUFACTURING LOCATIONS


Spearfish
SOUTH DAKOTA
Motorcycle Paint
Spirit Lake & Milford
IOWA
Motorcycles,
SxS, ACE, GEM
Sandpoint
IDAHO
Timbersled
Anaheim,
CALIFORNIA
Taylor-Dunn
Riverside,
CALIFORNIA
Pro Armor
Monterrey
MEXICO
SxS, Engines
Huntsville
ALABAMA
(2016)
SxS, Slingshot
Roseau
MINNESOTA
Snow, ATV, SxS
Osceola
WISCONSIN
Engines
Cuyahoga Falls
OHIO
Kolpin
Bourran
FRANCE
Goupil
Chanas &
Aix-les-Bains
FRANCE
Aixam Mega
Opole
POLAND
ATV, SxS
Shanghai,
CHINA
Hammerhead
Jaipur
INDIA
Eicher JV

17 In-House Manufacturing Facilities Worldwide

IR JUNE 7 2016
31